INVESCO FLOATING RATE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         6

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 44,824
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                                    $ 22,529
           Class R                                                                                    $    345
           Class Y                                                                                    $ 31,175
           Class R5                                                                                   $    422
           Class R6                                                                                   $  3,092

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $ 0.3262
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                                    $ 0.2850
           Class R                                                                                    $ 0.3071
           Class Y                                                                                    $ 0.3455
           Class R5                                                                                   $ 0.3481
           Class R6                                                                                   $ 0.3535

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     128,898
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                                                      87,297
           Class R                                                                                       1,400
           Class Y                                                                                     101,072
           Class R5                                                                                      1,016
           Class R6                                                                                     10,438

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $   7.95
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                                    $   7.92
           Class R                                                                                    $   7.97
           Class Y                                                                                    $   7.94
           Class R5                                                                                   $   7.96
           Class R6                                                                                   $   7.95

INVESCO LOW VOLATILITY EQUITY YIELD FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         7

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 5,647
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $   254
           Class C                                                                                    $   751
           Class R                                                                                    $     5
           Class Y                                                                                    $   131
           Investor Class                                                                             $ 1,691
           Class R5                                                                                   $   439

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.2896
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.2065
           Class C                                                                                    $0.2060
           Class R                                                                                    $0.2616
           Class Y                                                                                    $0.3177
           Investor Class                                                                             $0.2904
           Class R5                                                                                   $0.3314

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     19,133
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      1,032
           Class C                                                                                      3,470
           Class R                                                                                         18
           Class Y                                                                                        456
           Investor Class                                                                               5,552
           Class R5                                                                                     1,377

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 11.75
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 11.59
           Class C                                                                                    $ 11.56
           Class R                                                                                    $ 11.69
           Class Y                                                                                    $ 11.80
           Investor Class                                                                             $ 11.78
           Class R5                                                                                   $ 11.82

INVESCO GLOBAL REAL ESTATE INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $29,304
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    69
           Class C                                                                                    $ 4,480
           Class Y                                                                                    $14,944
           Class R5                                                                                   $ 1,234
           Class R6                                                                                   $     3

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.4227
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.3550
           Class C                                                                                    $0.3550
           Class Y                                                                                    $0.4436
           Class R5                                                                                   $0.4512
           Class R6                                                                                   $0.4588

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     64,355
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        174
           Class C                                                                                     12,514
           Class Y                                                                                     45,383
           Class R5                                                                                     2,613
           Class R6                                                                                       150

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  9.48
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $  9.46
           Class C                                                                                    $  9.46
           Class Y                                                                                    $  9.45
           Class R5                                                                                   $  9.47
           Class R6                                                                                   $  9.48

INVESCO CORE PLUS BOND FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $13,587
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $   484
           Class C                                                                                    $ 1,171
           Class R                                                                                    $   121
           Class Y                                                                                    $   125
           Class R5                                                                                   $    75
           Class R6                                                                                   $10,149

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.4561
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.3759
           Class C                                                                                    $0.3759
           Class R                                                                                    $0.4292
           Class Y                                                                                    $0.4833
           Class R5                                                                                   $0.4824
           Class R6                                                                                   $0.4849

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     30,565
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      1,090
           Class C                                                                                      3,496
           Class R                                                                                        326
           Class Y                                                                                        888
           Class R5                                                                                       137
           Class R6                                                                                    24,499

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 10.92
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 10.91
           Class C                                                                                    $ 10.91
           Class R                                                                                    $ 10.91
           Class Y                                                                                    $ 10.92
           Class R5                                                                                   $ 10.91
           Class R6                                                                                   $ 10.91

INVESCO GROWTH AND INCOME FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 61,612
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $  1,180
           Class C                                                                                    $  1,447
           Class R                                                                                    $  1,737
           Class Y                                                                                    $ 29,080
           Class R5                                                                                   $ 12,571
           Class R6                                                                                   $  7,418

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $ 0.3266
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $ 0.3243
           Class C                                                                                    $ 0.1234
           Class R                                                                                    $ 0.2593
           Class Y                                                                                    $ 0.3942
           Class R5                                                                                   $ 0.4222
           Class R6                                                                                   $ 0.4481

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     180,945
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                       2,852
           Class C                                                                                      11,543
           Class R                                                                                       6,185
           Class Y                                                                                      74,549
           Class R5                                                                                     29,986
           Class R6                                                                                     22,046

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  29.30
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $  29.10
           Class C                                                                                    $  29.01
           Class R                                                                                    $  29.31
           Class Y                                                                                    $  29.33
           Class R5                                                                                   $  29.36
           Class R6                                                                                   $  29.36

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $12,875
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $   127
           Class C                                                                                    $ 1,211
           Class R                                                                                    $   355
           Class Y                                                                                    $ 7,443
           Class R6                                                                                   $    --

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.4804
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.2594
           Class C                                                                                    $0.2594
           Class R                                                                                    $0.4074
           Class Y                                                                                    $0.5654
           Class R6                                                                                   $0.5755

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     31,038
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        328
           Class C                                                                                      7,475
           Class R                                                                                      1,360
           Class Y                                                                                     20,861
           Class R6                                                                                        26

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 48.54
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 48.35
           Class C                                                                                    $ 46.79
           Class R                                                                                    $ 48.36
           Class Y                                                                                    $ 48.95
           Class R6                                                                                   $ 48.99

INVESCO CALIFORNIA TAX-FREE INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         14

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $11,020
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $ 2,114
           Class C                                                                                    $   751
           Class Y                                                                                    $   927

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.4943
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.4980
           Class C                                                                                    $0.4391
           Class Y                                                                                    $0.5247

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     24,384
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      1,339
           Class C                                                                                      1,675
           Class Y                                                                                      1,835

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 12.15
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 12.26
           Class C                                                                                    $ 12.23
           Class Y                                                                                    $ 12.20

INVESCO EQUITY AND INCOME FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $176,865
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $  6,020
           Class C                                                                                    $ 16,288
           Class R                                                                                    $  3,426
           Class Y                                                                                    $ 12,339
           Class R5                                                                                   $  7,043
           Class R6                                                                                   $  1,862

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $ 0.2044
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $ 0.1209
           Class C                                                                                    $ 0.1215
           Class R                                                                                    $ 0.1781
           Class Y                                                                                    $ 0.2314
           Class R5                                                                                   $ 0.2391
           Class R6                                                                                   $ 0.2485

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     891,395
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      39,550
           Class C                                                                                     144,590
           Class R                                                                                      20,267
           Class Y                                                                                      63,005
           Class R5                                                                                     35,199
           Class R6                                                                                     13,068

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  11.42
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $  11.18
           Class C                                                                                    $  11.24
           Class R                                                                                    $  11.47
           Class Y                                                                                    $  11.43
           Class R5                                                                                   $  11.43
           Class R6                                                                                   $  11.43

INVESCO S&P 500 INDEX FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         21

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 7,180
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    81
           Class C                                                                                    $   813
           Class Y                                                                                    $   437

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.2774
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.1479
           Class C                                                                                    $0.1490
           Class Y                                                                                    $0.3208

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     25,707
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        384
           Class C                                                                                      5,929
           Class Y                                                                                      1,133

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 21.69
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 21.24
           Class C                                                                                    $ 20.99
           Class Y                                                                                    $ 21.94

INVESCO AMERICAN FRANCHISE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         22

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $  8,146
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    285
           Class Y                                                                                    $    287
           Class R5                                                                                   $    126
           Class R6                                                                                   $    415

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $ 0.0159
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $ 0.0159
           Class Y                                                                                    $ 0.0399
           Class R5                                                                                   $ 0.0457
           Class R6                                                                                   $ 0.0556

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     500,090
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      14,003
           Class C                                                                                      24,091
           Class R                                                                                       1,771
           Class Y                                                                                       7,742
           Class R5                                                                                      2,866
           Class R6                                                                                      7,547

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  18.07
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $  17.66
           Class C                                                                                    $  17.34
           Class R                                                                                    $  17.93
           Class Y                                                                                    $  18.22
           Class R5                                                                                   $  18.20
           Class R6                                                                                   $  18.22

INVESCO PENNSYLVANIA TAX FREE INCOME FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         25

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 4,338
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    60
           Class C                                                                                    $   311
           Class Y                                                                                    $    99

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.6024
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.6036
           Class C                                                                                    $0.4848
           Class Y                                                                                    $0.6425

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      6,902
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                         94
           Class C                                                                                        593
           Class Y                                                                                        164

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 16.50
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 16.53
           Class C                                                                                    $ 16.53
           Class Y                                                                                    $ 16.51

INVESCO SMALL CAP DISCOVERY FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         26

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                     44,619
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                        951
          Class C                                                                                      5,491
          Class Y                                                                                      9,424
          Class R5                                                                                     3,688
          Class R6                                                                                     8,910

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $ 11.83
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                    $ 10.75
          Class C                                                                                    $ 10.19
          Class Y                                                                                    $ 12.20
          Class R5                                                                                   $ 12.23
          Class R6                                                                                   $ 12.25

INVESCO STRATEGIC REAL RETURN FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2014
FILE NUMBER :       811-09913
SERIES NO.:         27

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $   101
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                                    $    --
           Class R                                                                                    $    --
           Class Y                                                                                    $   105
           Class R5                                                                                   $    --
           Class R6                                                                                   $    --

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.1332
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                                    $0.1141
           Class R                                                                                    $0.1268
           Class Y                                                                                    $0.1395
           Class R5                                                                                   $0.1395
           Class R6                                                                                   $0.1395

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                        780
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                                                          5
           Class R                                                                                          1
           Class Y                                                                                        748
           Class R5                                                                                         1
           Class R6                                                                                         1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 10.11
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                                    $ 10.10
           Class R                                                                                    $ 10.11
           Class Y                                                                                    $ 10.11
           Class R5                                                                                   $ 10.11
           Class R6                                                                                   $ 10.11
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